UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

Yinfu Gold Corporation
(Exact Name of Registrant as Specified in Charter)

Wyoming	333-152242	20-8531222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2408, Dongfang Science and Technology Mansion, Nanshan District, Shenzhen, China 518000

(Address of Principal Executive Offices) (Zip Code)

86)755-8316-0998

Registrant’s telephone number, including area code

____________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On December 5, 2018, WWC, P.C. (the “Former Auditor”) notified Yinfu Gold Corp. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective immediately. The Former Auditor served as the auditors of the Company’s consolidated financial statements for the period from December 1, 2017 through December 5, 2018.

The reports of the Former Auditor on the Company’s consolidated financial statements for the Company’s fiscal years ended March 31, 2018 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Company’s board of directors (the “Board”) accepted the Former Auditor’s resignation on December 5, 2018.

From December 1, 2017 through December 5, 2018, the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in 304(a)(1)(v) of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter (the “Consent Letter”) addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Former Auditor has issued the Consent Letter which is attached herein as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On December 5, 2018, the Board of Directors approved the engagement of JLKZ CPA LLP (“JLKZ”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending March 31, 2019 and to review the Company’s consolidated financial statements for the fiscal quarter ended December 31, 2018.

Prior to December 5, 2018 , the Company has not consulted with JLKZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that JLKZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	WWC, P.C.’s Letter to the Securities and Exchange Commission dated December 5, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2018

YINFU GOLD CORPORATION

/s/ Jiang Libin
Jiang Libin
President, Director

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